SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                   -------------------------


                            Form 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




 Date of Report (Date of earliest event reported): December 4, 2003


                        PACIFIC CMA, INC.
      ------------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)




    Colorado                     0-27653                  84-1475073
-----------------       ------------------------    ----------------------
(State  or  Other       (Commission File Number)         (IRS Employer
  Jurisdiction                                      Identification Number)
 Incorporation



4750 Table Mesa Drive        Boulder, Colorado                80305
---------------------        -----------------             ----------
(Address of Principal        (City and State)              (Zip Code)
  Executive Office)

Registrant's  telephone number, including area code:     303-494-3000
                                                     --------------------

ITEM 5. Other Events and Required FD Disclosure


      The Registrant has been informed by the American Stock Exchange (the "AMEX"), that its application to list its shares of common stock (the "Common Stock"), on the AMEX was approved and that subject to the Registrant's continued compliance with all applicable AMEX initial listing requirements, it is expected that the shares of Common Stock will commence trading on Friday, December 5, 2003.

      On December 4, 2003, the Company issued a press release relating to the above, a copy of which is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated hereby by reference.

Item 7.        Financial Statements and Exhibits

(a)            Not Applicable

(b)            Not Applicable

(c)            Exhibits required by Item 601 of Regulation S-K


Exhibit No.    Description
-----------    -----------

   99.1        Press Release issued December 4, 2003.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PACIFIC CMA, INC.


                                   By:/s/  Henrik M. Christensen
                                      -----------------------------
                                        Henrik M. Christensen
                                        Executive Vice President

Dated: December 4, 2003

                          EXHIBIT INDEX
                          -------------

Exhibit No.    Description
-----------    -----------

   99.1        Press Release issued December 4, 2003.

Source: Pacific CMA Inc.


PACIFIC CMA EXPECTED TO BEGIN TRADING ON AMERICAN STOCK
EXCHANGE

New York, December 4, 2003 - Pacific CMA Inc. (Pacific), a global freight forwarding/supply chain logistics services company, today announced that its common stock has been approved for listing on the American Stock Exchange (Amex).
Amex has informed Pacific that subject to Pacific's continued compliance with all applicable Amex initial listing requirements, Pacific's common stock is expected to commence trading on the Amex under the symbol "PAM" on Friday, December 5, 2003.

Alfred Lam, Chairman of Pacific, said, "Our expected listing on the Amex is another significant achievement in the development of our company as a global service provider. This expected listing is consistent with our company's goal to increase our overall presence in the US markets and to maximize value for our stockholders."

Pacific is a third party logistics/freight forwarder providing supply-chain logistics services. Pacific's services include freight forwarding and warehousing services, which encompass the coordination of shipping and the storage of raw materials, supplies, components and finished goods. Pacific facilitates the movement of freight to and from anywhere in the world either by air, sea or land, with particular focus on business between the Far East and the United States.

This news release discusses primarily historical information. Statements included in this release, to the extent they are forward looking, involve a number of risks and uncertainties related to competitive factors, technological developments and market demand.

Contact:  Pacific CMA, Inc.
          Henrik M. Christensen
          212-945-7117